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                                                                   Exhibit 10.05
                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT dated as of October 11, 2001 between FIRST REALTY INVESTMENTS, INC., a Nevada corporation (the "PLEDGOR"), and QUEPASA.COM, INC., a Delaware corporation (the "LENDER").

      The Pledgor has simultaneously herewith executed and delivered a guaranty (the "GUARANTY") to the Lender in connection with the loan (the "LOAN") in the amount of $500,000 to Great Western Land and Recreation, Inc., a Delaware corporation (the "BORROWER"), from the Lender evidenced by a promissory note dated as of the date hereof (the "NOTE"). The obligation of the Lender to make the Loan to the Pledgor is conditioned on, among other things, the execution and delivery by the Pledgor of this pledge agreement ("PLEDGE AGREEMENT") in the form hereof to secure the due and punctual payment by the Pledgor of (a) all amounts due under the Note, when and as due, whether at maturity, by acceleration, or otherwise; and (b) all other obligations of the Pledgor to the Lender under the Note (all of the foregoing obligations being collectively called the "OBLIGATIONS"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note.

1. PLEDGE. As security for the timely payment and performance in full of the Obligations, the Pledgor hereby pledges and grants to the Lender a security interest in (a) the membership interest and the certificates representing or evidencing all such interest of the Pledgor in Laguna Investments, L.L.C., an Arizona limited liability company (the "PLEDGED INTEREST") (b) all payments of principal or interest, distributions, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the Pledged Interest; (c) except as provided in Section 5, all rights and privileges of the Pledgor with respect to the Pledged Interest; and (d) all proceeds of any of the foregoing (the items referred to in clauses (a) through (d) being collectively called the "COLLATERAL"). Upon delivery to the Lender, any stock certificates, notes or other securities or instruments now or hereafter included in the Collateral (the "PLEDGED SECURITIES") shall be duly endorsed and delivered to the Lender or accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request, and all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Lender may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as SCHEDULE A and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

2. DELIVERY OF THE COLLATERAL, FURTHER ASSURANCES. The Pledgor agrees to promptly deliver or cause to be delivered to the Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral. At any time and from time to time, upon the written request of the Lender, and at the sole expense of

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      the Pledgor, the Pledgor will promptly and duly execute and deliver any and all such further documents and take such further action as the Lender may reasonably deem desirable in obtaining the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted hereby, or providing any other necessary documentation thereof to the Lender in order to secure "control" of the securities, as such term is used and defined in the Uniform Commercial Code.

3. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents, warrants and covenants to and with the Lender that:

                         (a) Except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities; (ii) holds the same free and clear of all liens, charges or other encumbrances ("LIENS"); (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral; and (iv) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Lender and pledged or assigned thereunder;

                         (b) By virtue of the execution and delivery by the Pledgor of this Pledge Agreement, and when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Lender in accordance with this Pledge Agreement, the Lender will obtain a valid, legal and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Obligations, free and clear of all Liens; and

                         (c) The pledge effected hereby is effective to vest in the Lender the rights of the Lender in the Collateral and Pledged Securities as set forth herein.

                         (d) NO CONFLICTS. The execution and delivery of the Guaranty and this Pledge Agreement do not and will not (i) violate or conflict with any provision of, or give rise to any right of termination or acceleration under, (a) the certificate of formation or operating agreement or any other organization and governance documents of the Guarantor or Laguna Investments, L.L.C., (b) any statute, rule, regulation, order or decree of any public body or authority applicable to Pledgor or Laguna Investments, L.L.C. or by which Borrower or its assets are bound or (c) any contract instrument or other agreement to which Pledgor or Laguna Investments, L.L.C. is a party or by which Pledgor or Laguna Investments, L.L.C. or their respective assets are bound, or (ii) result in the creation of any encumbrance on any of the Pledgor's or Laguna Investments, L.L.C.'s assets or any equity interests in Pledgor or Laguna Investments, L.L.C., other the security interests created by this Pledge Agreement and the Guaranty.

                         (e) The Pledged Interest represents a 100% ownership interest in Laguna Investments, L.L.C., which owns a 25% interest in the Laguna Apartments condominium complex in Glendale, Arizona.
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4.    REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Lender shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name, the name of its nominee or the name of the Pledgor, endorsed or assigned in blank or in favor of the Lender. The Pledgor will promptly give to the Lender copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor. The Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Pledge Agreement.

5.    VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC.

                         (a) Unless and until an Event of Default shall have occurred and be continuing:

                                 (i)     The Pledgor shall be entitled to
      exercise any and all voting rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Pledge Agreement and the Note as long as such exercise of rights could not reasonably be expected to adversely affect the rights and remedies of the Lender or the ability of the Lender to exercise the same.

                                 (ii)    Any and all dividends and distributions
      made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property and, whether resulting from a subdivision, combination or reclassification of the outstanding membership interest of the issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom in trust for the benefit of the Lender and shall be delivered to the Lender in the same form as so received (with any necessary endorsement).

                         (b) All dividends and distributions which are received by the Pledgor shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Pledgor and shall be immediately delivered to the Lender in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 5(b) shall be deposited by the Lender in an account to be established by the Lender upon receipt of such money or other property.

                         (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting rights which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right (but not the obligation) and authority to exercise such voting rights. The Pledgor shall execute and deliver to the Lender, all such proxies, powers of attorney, and other instruments as the

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      Lender shall request for the purpose of enabling the Lender to exercise the voting rights which it is entitled to exercise pursuant to this
      Section 5(c) during the continuance of such Event of Default.

6. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, whether or not all of the Obligations shall have become due and payable, in addition to its rights under the Note:

                         (a) The Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Arizona and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to maximum extent permitted by law, to become the owner of the collateral and to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

                         (b) The Lender in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                         (c) The Lender may, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Lender, sell, lease, assign or otherwise dispose of all or part of such Collateral, at such place or places or to such person or persons as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk).

                         The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Pledgor to register such Collateral for public sale.

7. RIGHTS OF LENDER. If an Event of Default shall occur, the Lender shall have the right to receive any and all cash dividends or distributions paid in respect of the Pledged Securities and make application thereof to the Loan, in such order as Lender, in its sole discretion, may elect. If an Event of Default shall occur, then all such Pledged Securities

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      at Lender's option shall be registered in the name of Lender or its nominee, and Lender or its nominee may thereafter exercise (i) all voting, and all limited liability company and other rights pertaining to the Pledged Securities and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Pledgor or upon the exercise by the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

8. REIMBURSEMENT OF LENDER. The Pledgor hereby agrees to reimburse the Lender, on demand and to the extent of the Pledged Securities, for all expenses incurred by the Lender in connection with the administration and enforcement of this Pledge Agreement and agrees to indemnify the Lender and hold the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall have been determined by a final, non-appealable order of a court of competent jurisdiction to have resulted solely from willful misconduct or gross negligence on the part of the Lender.

9. LENDER APPOINTED ATTORNEY-IN-FACT. Except as otherwise provided herein, the Pledgor hereby appoints the Lender the attorney-in-fact of the Pledgor for the purposes of carrying out the provisions of this Pledge Agreement or taking any action or executing any instrument that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to

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      the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any of the Pledgor or to any claim or action against the Lender.

10. NO WAIVER. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

11. SECURITY INTEREST ABSOLUTE. All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or this Pledge Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or this Pledge Agreement; (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Obligations; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or in respect of this Pledge Agreement.

12. TERMINATION. This Pledge Agreement shall terminate when all the Obligations have been fully and indefeasibly paid, at which time the Lender shall reassign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by the Lender and at the expense of the Pledgor.

13. NOTICES. All communications and notices hereunder shall be in writing and given as provided in the Note.

14. FURTHER ASSURANCES. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time request in connection with the administration and enforcement of this Pledge Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

15. WAIVER OF STATUTORY REMEDIES. The Pledgor hereby waives all rights of valuation of the Pledged Securities and all rights it now has or may hereafter have to any amounts that, following any forfeiture of the Pledged Securities in accordance with this Pledge Agreement (including, without limitation, application of the Pledged Securities to the

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      Loan and forfeiture or liquidation of the Pledged Securities), may exceed the then outstanding value of the Obligations.

16. BINDING AGREEMENT; ASSIGNMENTS. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns, except that without the written consent of the Lender, the Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral or any part thereof, or otherwise transfer, pledge, encumber or grant any option with respect to the Collateral or any part thereof.

17. SURVIVAL OF AGREEMENT; SEVERABILITY. All covenants and agreements made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with this Pledge Agreement shall be considered to have been relied upon by the Lender, the Lender and shall survive the making by the Lender of the Loan, the execution and delivery to the Lender of the Note, and shall continue in full force and effect as long as any amount under the Loan or any guaranty of the of the Loan remains unpaid.

18. SEVERABILITY. Whenever possible, each provision of this Pledge Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Pledge Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

19. ENTIRE AGREEMENT. The Note, the Guaranty and this Pledge Agreement and any other documents delivered pursuant hereto and thereto shall embody the complete agreement and understanding between the parties with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

20. COUNTERPARTS. This Pledge Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

21. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the domestic laws of the State of Arizona without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Arizona.

22. WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Pledge Agreement or any of

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      the other documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver; and (b) acknowledges that it and the other parties hereto have been induced to enter into this Pledge Agreement and the other documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 22.

23. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Pledge Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the Pledgor and the Lender have caused this Pledge
Agreement to be duly executed as of the date first written above.

                                          PLEDGOR:

                                          FIRST REALTY INVESTMENTS, INC.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          LENDER:


                                          QUEPASA.COM, INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

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                                   SCHEDULE A

                               PLEDGED SECURITIES



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